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                                  EXHIBIT 10.71


                      SUBORDINATE CASH MANAGEMENT AGREEMENT

                           Dated: as of July ___, 2002

                                  BY AND AMONG

            LAUGHLIN HOLDINGS LLC, MEDFORD HOLDINGS LLC AND WARRENTON
                                  HOLDINGS LLC,
                           collectively, as Borrowers

                                       AND

                    UBS WARBURG REAL ESTATE INVESTMENTS INC.,
                                    as Lender

                                       AND

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Agent

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                      SUBORDINATE CASH MANAGEMENT AGREEMENT

          SUBORDINATE CASH MANAGEMENT AGREEMENT (this "AGREEMENT"), dated as of July __, 2002, among LAUGHLIN HOLDINGS LLC, a Delaware limited liability company ("LAUGHLIN MEZZANINE BORROWER"), MEDFORD HOLDINGS LLC, a Delaware limited liability company ("MEDFORD MEZZANINE BORROWER"), and WARRENTON HOLDINGS LLC, a Delaware limited liability company ("WARRENTON MEZZANINE BORROWER"; and Warrenton Mezzanine Borrower, together with Laughlin Mezzanine Borrower and Medford Mezzanine Borrower, each a "BORROWER" and collectively, "BORROWERS"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("AGENT"), and UBS WARBURG REAL ESTATE INVESTMENTS INC., a Delaware corporation ("LENDER").

                              W I T N E S S E T H:

          WHEREAS, pursuant to a certain Mezzanine Loan Agreement (as the same may be amended, modified or supplemented from time to time, the "MEZZANINE LOAN AGREEMENT") dated as of the date hereof by and among Borrowers and Lender, Lender has made a loan to (i) Laughlin Mezzanine Borrower in the principal amount of up to $1,750,000.00 (the "LAUGHLIN MEZZANINE LOAN") (ii) Medford Mezzanine Borrower in the principal amount of up to $1,000,000.00 (the "MEDFORD MEZZANINE LOAN"), and (iii) Warrenton Mezzanine Borrower in the principal amount of up to $750,000.00 (the "WARRENTON MEZZANINE LOAN"; and the Warrenton Mezzanine Loan, together with the Laughlin Mezzanine Loan and the Medford Mezzanine Loan, collectively, the "MEZZANINE LOAN");

          WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth in the Mezzanine Loan Agreement;

          WHEREAS, the Mezzanine Loan is secured by pledge and security agreements (the "PLEDGES") encumbering Laughlin Mezzanine Borrower's ownership interest in the Laughlin Owner ("LAUGHLIN OWNER"), Medford Mezzanine Borrower's ownership interest in the Medford Owner ("MEDFORD OWNER"), and Warrenton Mezzanine Borrower's ownership interest in the Warrenton Owner ("WARRENTON OWNER"; and the Warrenton Owner together with Laughlin Owner and Medford Owner, each an "OWNER" and collectively, "OWNERS");

          WHEREAS, pursuant to that certain Cash Management Agreement (the "SENIOR CASH MANAGEMENT AGREEMENT") dated as of the date hereof, among Agent, Owners, Horizon Group Properties, L.P. ("MANAGER") and Lender (in its capacity as "SENIOR LENDER"), Agent has agreed to make disbursements of Gross Revenue and any other amounts from time to time deposited in that certain "Deposit Account" (including those certain "Accounts", referenced thereunder and defined therein (collectively, the "SENIOR DEPOSIT ACCOUNTS"), as provided in the Senior Cash Management Agreement and the other Senior Loan Documents, and to perform certain other services as provided therein;

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          WHEREAS, in connection with the execution and delivery of the
Mezzanine Loan Agreement, Lender and Borrowers desire to retain Agent to provide the services described herein.

          NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.   DEFINITIONS

          Capitalized terms not otherwise defined herein shall have the meaning set forth in the Mezzanine Loan Agreement. As used herein, the following terms shall have the following definitions:

          "ACCOUNT COLLATERAL" shall have the meaning set forth in Section 4.1.

          "ACCOUNTS" shall mean, collectively, the Subordinate Deposit Account, the Lender Account and the Borrower Account, and any and all other similar accounts established under the Mezzanine Loan Agreement, this Agreement or pursuant to the other Loan Documents.

          "ACH SYSTEM" shall mean the automated clearinghouse system.

          "AGREEMENT" shall mean this Subordinate Cash Management Agreement by and among Borrowers, Agent and Lender, as amended, supplemented or otherwise modified from time to time.

          "BORROWER ACCOUNT" shall have the meaning set forth in Section 2.1(c).

          "CLEARING ACCOUNTS" shall have the meaning set forth the Senior Loan Agreement.

          "DEBT SERVICE ACCOUNT" shall have the meaning set forth in Section 2.1(b).

          "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

          "ELIGIBLE INSTITUTION" shall mean a depository institution insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by Standard & Poor's Ratings Group, P-1 by Moody's Investors Service, Inc. and F-1+ by Fitch IBCA, Inc. in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of letters of credit or accounts in which funds are held for more than thirty (30)

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days, the long term unsecured debt obligations of which are rated at least "AA"
by Fitch and S&P and "Aa2" by Moody's).

          "LAUGHLIN OWNER" shall have the meaning set forth in the Recitals hereto.

          "LENDER ACCOUNT" shall have the meaning set forth in Section 2.1(b).

          "MANAGER" shall have the meaning set forth in the Recitals hereto.

          "MEDFORD OWNER" shall have the meaning set forth in the Recitals hereto.

          "MEZZANINE PAYMENT ACCOUNT" shall have the meaning set forth in the Senior Cash Management Agreement.

          "MONTHLY PAYMENT DATE" shall mean the eleventh (11th) day of every calendar month occurring during the term of the Mezzanine Loan.

          "OWNERS" and "OWNER" shall have the meaning set forth in the Recitals hereto.

          "OBLIGATIONS" shall have the meaning set forth in Section 4.1.

          "PERMITTED INVESTMENTS" shall (i) prior to a Secondary Market Transaction, mean any investment suitable for the investment of escrows and reserves established under mortgage loans included in a Secondary Market Transaction in which some or all of the Securities issued are rated "AAA" (or the equivalent rating) by the Rating Agencies, as the standards therefor are established from time to time, or such investments which are otherwise acceptable to Lender, and (ii) from and after a Secondary Market Transaction, have the meaning given to such term in the Pooling and Servicing Agreement (or equivalent document) applicable to the Secondary Market Transaction.

          "SENIOR CASH MANAGEMENT AGREEMENT" shall have the meaning set forth in the Recitals hereto.

          "SENIOR DEPOSIT ACCOUNTS" shall have the meaning set forth in the Recitals hereto.

          "SENIOR LENDER" shall have the meaning set forth in the Recitals hereto.

          "SUBORDINATE DEPOSIT ACCOUNT" shall have the meaning set forth in
Section 2.1(a).

          "UCC" shall have the meaning set forth in Section 4.1(a)(iv).

          "WARRENTON OWNER" shall have the meaning set forth in the Recitals hereto.

II.  THE ACCOUNTS

          SECTION 2.1 ESTABLISHMENT OF ACCOUNTS. Borrowers acknowledge and confirm that Borrowers have established the following Accounts with Agent:

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          (a)  An account into which, on each Monthly Payment Date, Agent shall transfer by wire transfer, via the ACH System or intrabank transfer all amounts constituting available funds on deposit in the Mezzanine Payment Account (the "SUBORDINATE DEPOSIT ACCOUNT");

          (b) An account into which Agent shall deposit from the Subordinate Deposit Account (i) the amounts required for the payment of the Laughlin Mezzanine Monthly Debt Service Payment Amount, the Medford Mezzanine Monthly Debt Service Payment Amount and the Warrenton Mezzanine Monthly Debt Service Payment Amount (in such order and priority as Lender shall determine in its sole discretion) and any other principal payment due on the next Monthly Payment Date, together with any amounts due on account of any interest accruing at the Default Rate and late payment charges (the "DEBT SERVICE ACCOUNT") and (ii) any other amounts due to Lender pursuant to the Mezzanine Loan Documents (the "LENDER ACCOUNT");

          (c) An account into which Agent shall deposit, from the Subordinate Deposit Account, the balance of funds, if any, remaining in the Subordinate Deposit Account after payments to the Lender Account as set forth in clause (b) above (the "BORROWER ACCOUNT");

          At Lender's, or Agent's or Servicer's election, any of the Accounts may be established as subaccounts of the Subordinate Deposit Account on a ledger-entry basis, in which event the term "Account" shall refer to any such subaccount.

          SECTION 2.2 AGENT DEPOSITS INTO SUBORDINATE DEPOSIT ACCOUNT. Agent represents, warrants and covenants that Agent shall cause all funds in the Mezzanine Payment Account to be deposited directly into the Subordinate Deposit Account on each Monthly Payment Date.

          SECTION 2.3 BORROWER COVENANTS. Each Borrower represents, warrants and covenants that, other than the Senior Deposit Accounts, the Clearing Accounts and the Accounts created pursuant to this Agreement, there are no other accounts maintained by Borrowers, Owners, Manager or any other Person into which revenues from the ownership and operation of the Properties are deposited. So long as the Mezzanine Notes shall be outstanding, no Borrower, no Owner or any other Person shall open any other such account for the deposit of Gross Revenue.

          SECTION 2.4 ACCOUNT NAME. The Accounts shall each be exclusively in the name of Lender; provided, however, that in the event Lender transfers or assigns the Mezzanine Loan, Agent, at Lender's request, shall change the name of each Account to the name of the transferee or assignee. In the event Lender retains a Servicer to service the Mezzanine Loan, Agent, at Lender's request, shall comply with the instructions of Servicer, as agent for Lender.

          SECTION 2.5 ELIGIBLE ACCOUNTS/CHARACTERIZATION OF ACCOUNTS. Each Account shall be maintained as an Eligible Account. Each Account is and shall be treated either as a "securities account" as such term is defined in Section 8-501(a) of the UCC or a "deposit account" as defined in Section 9-102(a)(29) of the UCC. Agent acknowledges and agrees that it shall notify Lender which Accounts are intended to be deposit accounts and which Accounts are intended to be securities accounts. Agent hereby agrees that each item of property (whether investment property,

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financial asset, securities, instrument, cash or other property) credited to each Account shall be treated as a "financial asset" within the meaning of
Section 8-102(a)(9) of the UCC. Subject to the terms of this Agreement, Lender shall be treated as having the right to exercise the rights with respect to any financial asset credited to each Account, but subject to the terms of the Mezzanine Loan Agreement. All securities or other property underlying any financial assets credited to each Account shall be registered in the name of Lender, indorsed to Lender or in blank or credited to another securities account maintained in the name of Lender and in no case will any financial asset credited to any Account be registered in the name of any Borrower, any Owner or Manager, payable to the order of any Borrower, any Owner or Manager or specially indorsed to any Borrower, any Owner or Manager.

          SECTION 2.6 PERMITTED INVESTMENTS. Sums on deposit in the Accounts shall not be invested except in Permitted Investments. Lender shall have the right to direct Agent to invest sums on deposit in the Accounts in Permitted Investments; provided, however, in no event shall Agent make a Permitted Investment if the maturity date of that Permitted Investment is later than the date on which the invested sums are required for payment of an obligation for which the Account (or applicable subaccount of the Subordinate Deposit Account) was created. Each Borrower hereby irrevocably authorizes and directs Agent to apply any income earned from Permitted Investments to the respective Accounts (or applicable subaccount of the Subordinate Deposit Account). The amount of actual losses sustained on a liquidation of a Permitted Investment shall be deposited into the Subordinate Deposit Account by Borrowers no later than one
(1) Business Day following such liquidation. Each Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to income earned from Permitted Investments. The Accounts relating to each Individual Property shall be assigned the federal tax identification number of the applicable Borrower, which number is (i) 02-0628567 for Laughlin Mezzanine Borrower, (ii) 02-0628552 for Medford Mezzanine Borrower and (iii) 02-0628549 for Warrenton Mezzanine Borrower.

III. DEPOSITS/ALLOCATIONS/DISBURSEMENTS

          SECTION 3.1 DEPOSITS. Agent shall make such deposits into the Accounts as and when required in accordance with Article 6 or any other applicable provisions of the Mezzanine Loan Agreement.

          SECTION 3.2 ALLOCATIONS. Allocations from the Subordinate Deposit Account into the other Accounts shall be made as and when required in accordance with Section 6.3 or any other applicable provisions of the Mezzanine Loan Agreement.

          SECTION 3.3 DISBURSEMENTS. Disbursements from the Accounts shall be made as and when required in accordance with Article 6 or any other applicable provisions of the Mezzanine Loan Agreement.

          SECTION 3.4 SOLE DOMINION AND CONTROL. Each Borrower acknowledges and agrees that the Accounts (including any subaccounts thereof) are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, including Agent, subject to the terms hereof. Neither any Borrower nor Manager shall have the right of withdrawal with respect to

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any Account except with the prior written consent of Lender. Agent shall have the right and agrees to comply with instructions originated by Lender with respect to the disposition of funds in the Accounts without the further consent of any Borrower or any other Person. Agent shall comply with all "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) and instructions originated by Lender directing the transfer or redemptions of any financial asset relating to any Account without further consent by any Borrower or any other Person.

IV.  PLEDGE OF ACCOUNTS

          SECTION 4.1 SECURITY FOR OBLIGATIONS. (a) To secure the full and punctual payment and performance of all obligations of each Borrower now or hereafter existing with respect to the Mezzanine Loan, whether for principal, interest, fees, expenses or otherwise, and all obligations of each Borrower now or hereafter existing under the Mezzanine Loan Agreement, the Mezzanine Notes, the Pledges, this Agreement and all other Mezzanine Loan Documents (all such obligations, collectively, the "Obligations"), each Borrower hereby grants to Lender a first priority continuing security interest in and to the following property of such Borrower, whether now owned or existing or hereafter acquired or arising ad regardless of where located (all of the same, collectively, the "Account Collateral"):

               (i) the Accounts and all cash, checks, drafts, letters of credit, certificates and instruments, if any, from time to time deposited or held in the Accounts, including, without limitation, all deposits or wire transfers made to the Accounts;

               (ii)    any and all Permitted Investments;

               (iii) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

               (iv) to the extent not covered by clauses (i), (ii) or (iii) above, all "proceeds" (as defined under the Uniform Commercial Code as in effect in the State of New York (the "UCC")) of any or all of the foregoing.

          (b) Lender and Agent, as agent for Lender, shall have with respect to the Account Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

          SECTION 4.2 RIGHTS ON DEFAULT. Upon the occurrence and during the continuation of an Event of Default, Lender shall promptly notify Agent of such Event of Default and, without notice from Agent or Lender, (a) no Borrower shall have any further right in respect of (including, without limitation, the right to instruct Lender or Agent to transfer from) the Accounts or any of the Account Collateral, (b) Lender may direct Agent to liquidate and transfer any amounts then invested in Permitted Investments to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or to enable Agent, as agent for Lender, or Lender to exercise and enforce Lender's rights and remedies hereunder with respect to any Account Collateral, and (c)

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Lender may apply any Account Collateral to any Obligations in such order of priority as Lender may determine in its sole and absolute discretion.

          SECTION 4.3 FINANCING STATEMENT; FURTHER ASSURANCES. Simultaneously herewith, each Borrower shall deliver to Lender for filing a financing statement or statements in connection with the Account Collateral in the form required by Lender to properly perfect Lender's security interest therein. Each Borrower agrees that at any time and from time to time, at the expense of Borrowers, each Borrower will promptly execute and deliver all further reasonable instruments and documents, and take all further action, that may be necessary or desirable, or that Agent or Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Agent or Lender to exercise and enforce its rights and remedies hereunder with respect to any Account Collateral.

          SECTION 4.4 TERMINATION OF AGREEMENT. This Agreement shall create a continuing security interest in the Account Collateral and shall remain in full force and effect until payment and performance in full of the Obligations. Upon payment and performance in full of the Obligations, this Agreement shall terminate and Borrowers shall be entitled to the return, upon their request and at their expense, of such of the Account Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Agent and/or Lender shall execute such instruments and documents as may be reasonably requested by Borrowers to evidence such termination and the release of the lien hereof.

V.   RIGHTS AND DUTIES OF LENDER AND AGENT

          SECTION 5.1 REASONABLE CARE. Beyond the exercise of reasonable care in the custody thereof or as otherwise expressly provided herein, neither Agent nor Lender shall have any duty as to any Account Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any Person or otherwise with respect thereto. Agent and Lender each shall be deemed to have exercised reasonable care in the custody and preservation of the Account Collateral in its possession if the Account Collateral is accorded treatment substantially equal to that which Agent or Lender accords its own property, it being understood that Lender shall not be liable or responsible for any loss or damage to any of the Account Collateral, or for any diminution in value thereof, by reason of the act or omission of Agent or Lender, or their respective affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Agent's or Lender's gross negligence or willful misconduct. Neither Lender nor Agent shall have any liability for any loss resulting from the investment of funds in Permitted Investments in accordance with the terms and conditions of this Agreement.

          SECTION 5.2 INDEMNITY. Agent, in its capacity as agent hereunder, shall be responsible for the performance only of such duties as are specifically set forth herein, and no duty shall be implied from any provision hereof. Agent shall not be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. Borrowers shall indemnify and hold Agent and Lender, their respective employees and officers harmless from and against any loss, cost or damage

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(including, without limitation, reasonable attorneys' fees and disbursements)
incurred by Agent and/or Lender in connection with the transactions contemplated hereby, except to the extent that such loss or damage results from Agent's or Lender's gross negligence or willful misconduct.

          SECTION 5.3 RELIANCE. Agent shall be protected in acting upon any written notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any person purporting to act on behalf of any Person giving any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Agent may consult with counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Agent shall not be liable for any act or omission done or omitted to be done by Agent in reliance upon any instruction, direction or certification received by Agent and without gross negligence or willful or reckless misconduct.

          SECTION 5.4    RESIGNATION OF AGENT.

          (a) Agent shall have the right to resign as Agent hereunder upon thirty (30) days' prior written notice to Lender, and in the event of such resignation, Lender shall appoint a successor Agent which must be an Eligible Institution. No such resignation by Agent shall become effective until a successor Agent shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Agent hereunder. If no such successor Agent is appointed within sixty (60) days after receipt of the resigning Agent's notice of resignation, the resigning Agent may petition a court for the appointment of a successor Agent.

          (b) In connection with any resignation by Agent, (i) the resigning Agent shall, at the sole cost of Borrowers, (A) duly assign, transfer and deliver to the successor Agent this Agreement and all cash and Permitted Investments held by it hereunder, (B) execute and/or authorize such reasonable documents and instruments as may be necessary to give effect to such succession and (C) take such other actions as may be reasonably required by Lender or the successor Agent in connection with the foregoing and (ii) the successor Agent shall establish in its name, new cash collateral accounts, which shall become the Accounts for purposes of this Agreement upon the succession of such Agent.

          (c)  Lender at its sole discretion shall have the right, upon thirty
(30) days' notice to Agent, to substitute Agent with a successor Agent that satisfies the requirements of an Eligible Institution or to have one or more of the Accounts held by another Eligible Institution, provided that such successor Agent shall perform the duties of Agent pursuant to the terms of this Agreement.

          SECTION 5.5 LENDER APPOINTED ATTORNEY-IN-FACT. Each Borrower hereby irrevocably constitutes and appoints Lender as such Borrower's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of such Borrower with respect to the Account Collateral, and do in the name, place and stead of such Borrower, all such acts, things and deeds for and on behalf of and in the name of such Borrower, which such Borrower could or might do or which Agent or Lender may deem necessary or desirable to more fully vest in Lender the rights

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and remedies provided for herein and to accomplish the purposes of this
Agreement. The foregoing power of attorney is irrevocable and coupled with an interest. If any Borrower fails to perform any agreement herein contained and such failure shall continue for five (5) Business Days after noticof such failure is given to such Borrower, Lender may perform or cause performance of any such agreement, and any reasonable expenses of Lender and Agent in connection therewith shall be paid by such Borrower.

          SECTION 5.6 ACKNOWLEDGMENT OF LIEN/OFFSET RIGHTS. Agent hereby acknowledges and agrees that (a) the Accounts shall be held by Agent in the name of Lender, (b) all funds held in the Accounts shall be held for the benefit of Lender, subject to the terms of this Agreement and the Mezzanine Loan Agreement,
(c) Borrowers have granted to Lender a first priority security interest in the Account Collateral and all proceeds thereof, (d) Agent shall not disburse any funds from the Accounts except as provided herein, and (e) Agent shall invest and reinvest any balance of the Accounts in Permitted Investments. Agent hereby waives any right of offset, banker's lien or similar rights against, or any assignment of, or security interest or other interest in, the Account Collateral.

VI.  REMEDIES

          SECTION 6.1 REMEDIES. At any time and from time to time following the occurrence and during the continuance of an Event of Default, Lender or Agent, as agent for Lender and only at Lender's direction, may do any (or any combination of) the following, as determined in Lender's sole discretion:

          (a) without notice to any Borrower, except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Account Collateral against the Obligations or any part thereof;

          (b) in Lender's sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC and/or under any other applicable law; and

          (c) demand, collect, take possession of, receive, settle, compromise, adjust, sue for, foreclose or realize upon the Account Collateral (or any portion thereof) as Lender may determine in its sole discretion.

          SECTION 6.2 WAIVER. Each Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Account Collateral. Each Borrower acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of the Account Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to such Borrower within the meaning of the UCC.

VII.     MISCELLANEOUS

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          SECTION 7.1    TRANSFERS AND OTHER LIENS. Each Borrower agrees that it
will not (i) sell or otherwise dispose of any of the Account Collateral or (ii) create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted under this Agreement.

          SECTION 7.2 LENDER'S RIGHT TO PERFORM BORROWERS' OBLIGATIONS; NO LIABILITY OF LENDER. If any Borrower fails to perform any of the covenants or obligations contained herein, and such failure shall continue for a period five
(5) Business Days after such Borrower's receipt of written notice thereof from Lender, Lender may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Borrowers to Lender.

          SECTION 7.3 NO WAIVER. The rights and remedies provided in this Agreement and the other Mezzanine Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Agent or Lender in exercising any right or remedy hereunder or under the Mezzanine Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Agent and/or Lender hereunder or by law may be exercised by Agent and/or Lender at any time and from time to time, and as often as Agent and/or Lender may deem it expedient. Any and all of Agent's and/or Lender's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and Borrowers shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of any Borrower under the Federal Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of Account Collateral at any time, or of any rights or interests therein, (c) the release a substitution of any Person liable for all or ANY PART of the Obligations, or (d) any delay, extension of time, renewal, compromise or other indulgence granted by the Agent and/or Lender in the event of any default, with respect to the Account Collateral or otherwise hereunder. No delay or extension of time by Agent and/or Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon any Borrower by Agent and/or Lender, shall constitute a waiver thereof, or limit, impair or prejudice Agent's and/or Lender's right, without notice or demand, to take any action against all of the Borrowers or to exercise any other power of sale, option or any other right or remedy.

          SECTION 7.4 EXPENSES. The Account Collateral shall secure, and Borrowers shall pay to Agent and Lender and/or Agent's and Lender's counsel on demand, from time to time, all costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, incurred in connection with, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of or realization on the Account Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Agent and/or Lender under this Agreement, the Mezzanine Loan Agreement, the Notes, the Pledges, or the other Mezzanine Loan Documents. Standard and customary fees and charges associated with the Accounts shall be paid by Borrowers. Each Borrower agrees that Agent shall be entitled to charge the Accounts for such fees and expenses.

          SECTION 7.5 ENTIRE AGREEMENT. This Agreement constitutes the entire and final agreement amongst the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

          SECTION 7.6 NO WAIVER. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

          SECTION 7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

          SECTION 7.8 NOTICES. All notices, demands, requests, consents, approvals and other communications (any of the foregoing, a "Notice") required, permitted, or desired to be given hereunder shall be in writing and shall be sent by telefax (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 7.8. Any such Notice shall be deemed to have been received three (3) days after the date such Notice is mailed or on the date of sending by telefax if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

If to Lender:        UBS Warburg Real Estate Investments Inc.
                     1285 Avenue of the Americas, 11th Floor
                     New York, New York 10019
                     Attn: Andrew B. Cohen
                     Fax No.: (212) 713-4631

With a copy to:      Brown Raysman Millstein Felder & Steiner LLP
                     900 Third Avenue
                     New York, New York  10022
                     Attn.: Jeffrey B. Steiner, Esq.
                     Fax No.: (212) 895-2900

And with a copy to:  Wachovia Bank, National Association
                     8739 Research Drive, URP4
                     Charlotte, North Carolina  28288-1075
                     Attn: David Tucker
                     Fax No.: (704) 593-7735

                     or any successor Servicer of the Loan

If to any Borrower:  c/o Horizon Group Properties, Inc.
                     77 West Wacker Drive, Suite 4200
                     Chicago, Illinois 60601
                     Attn:  Mr. David Tinkham
                     Fax No.: (231) 798-5100

And with a copy to:  c/o Horizon Group Properties Inc.
                     5000 Hakes Drive
                     Muskegon, MI 49441
                     Attention: Ms. Terri Springstead
                     Fax No.: (231) 798-5100

And with a copy to:  Schiff Hardin & Waite
                     7300 Sears Tower
                     Chicago, Illinois 60606
                     Attn: David A. Grossberg, Esq.
                     Fax No.: (312) 258-5700

If to Agent:         Wachovia Bank, National Association
                     8739 Research Drive, URP4
                     Charlotte, North Carolina  28288-1075
                     Attn: David Tucker
                     Fax No.: (704) 593-7735

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days' written notice of such change to the other parties in accordance with the provisions of this Section 7.8. Notices shall be deemed to have been given on the date set forth above, even if there is an inability to actually deliver any Notice because of a changed address of which no Notice was given or there is a rejection or refusal to accept any Notice offered for delivery. Notice for any party may be given by its respective counsel. Additionally, Notice from Lender may also be given by Servicer.

          SECTION 7.9 CAPTIONS. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

          SECTION 7.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York without regard to conflicts of law principles of such State. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be Agent's jurisdiction (within the many of Sections 8-110 and 9-304 of the UCC (as amended)).

          SECTION 7.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same document.

          SECTION 7.12 TERMINOLOGY. Titles of Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Sections, Subsections, paragraphs, clauses, or subclauses shall refer to the corresponding Section, Subsection, paragraph, clause, or subclause of this Agreement, unless specific reference is made to the articles, sections or other subdivisions of another document or instrument.

          SECTION 7.13 RECITALS. The Recitals set forth at the beginning of this Agreement are hereby incorporated into and made a part of the substantive provisions of this Agreement.

          SECTION 7.14 NO AMENDMENT. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Mezzanine Loan Agreement or any of the other Mezzanine Loan Documents. In the event of a conflict between the terms hereof and the terms of the Mezzanine Loan Agreement, the terms of the Mezzanine Loan Agreement shall govern and control.

          SECTION 7.15 JURISDICTION, VENUE, SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS AS SET FORTH ABOVE. EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY OTHER JURISDICTION.

          SECTION 7.16 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY OR PARTIES HERETO RELATING TO THE MEZZANINE LOAN AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THE

MEZZANINE LOAN AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

                         [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                             BORROWER:

                                             LAUGHLIN HOLDINGS LLC

                                             By
                                                --------------------------------
                                                Name:
                                                Title:

                                             MEDFORD HOLDINGS LLC

                                             By
                                                --------------------------------
                                                Name:
                                                Title:

                                             WARRENTON HOLDINGS LLC

                                             By
                                                --------------------------------
                                                Name:
                                                Title:

                                        LENDER:

                                        UBS WARBURG REAL ESTATE
                                        INVESTMENTS INC., a Delaware corporation

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                             AGENT:

                                             WACHOVIA BANK, NATIONAL ASSOCIATION

                                             By:
                                                --------------------------------
                                                Name:
                                                Title: